Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of TOR Minerals, Inc. ("Registrant") for the quarter ended March 31, 2004 (the "Report") as filed with the Securities and Exchange Commission, the undersigned Chief Financial Officer of the Registrant hereby certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

  LAWRENCE W. HAAS

  Lawrence W. Haas

  Treasurer and CFO

  (Principal Financial Officer)

  June 10, 2004